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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 7, 1998 and October 26, 1998, in the Registration Statement (Form S-1), dated June 19, 1998, and any amendments or supplements thereto, and the related Prospectus of Scottish Annuity & Life Holdings, Ltd.

                                          /s/ Ernst & Young

George Town, Grand Cayman
British West Indies

November 19, 1998